Exhibit 99.1

Austin, TX April 2024 immersed.com Investor Presentation POWERING THE FUTURE OF WORK

DISCLAIMER About this presentation Cautionary Statement Regarding Forward-Looking Statements This investor presentation (this “Presentation”) relates to a proposed business combination (the “Business Combination”) between Maquia Capital Acquisition Corp. (“Maquia”) and Immersed Inc. (“Immersed”). This Presentation does not contain all the information that should be considered with respect to the proposed Business Combination. It is not intended to form any basis of any investment decision or any decision in respect to the proposed Business Combination. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Maquia, Immersed, or any of their respective affiliates. Certain statements in this Presentation are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements regarding market trends, collaborations with tech giants and the potential benefits, anticipated market position and growth potential of Immerseds existing and future innovative technology and products are forward-looking statements. The factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability of the parties to complete the transactions contemplated by the definitive agreement relating to the Business Combination in a timely manner or at all; the risk that the Business Combination may not be completed by Maquia's initial business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Maquia; the outcome of any legal proceedings that may be instituted against Maquia or Immersed, Immersed or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the stockholders of Maquia; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Business Combination; costs related to the proposed transaction; actual or potential conflicts of interest of Maquias management with its public stockholders; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on Immersed's business relationships, operating results, current plans and operations of Immersed; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Immersed to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; changes in applicable laws or regulations; the possibility that Maquia, Immersed or Immersed may be adversely affected by other economic, business, and/or competitive factors; Maquia's or Immersed's estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the proposed Business Combination; Maquias and Immersed's ability to execute on their business plans and strategy; the risk that the price of Macquias or Immerseds securities may be volatile due to a variety of factors, including macro-economic and social environments affecting Immerseds business and changes in the combined capital structure; Immerseds ability to successfully develop and integrate its innovative products, including Visor; risks related to the spatial computing software market in general; and other risks and uncertainties described from time to time in filings with the Securities and Exchange Commission (the “SEC”).

DISCLAIMER (Contd) Financial Information;Non-GAAP Financial Terms Use of Projections The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the Registration Statement referenced above and other documents filed by Maquia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Maquia and Immersed assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Neither Maquia nor Immersed gives any assurance that Maquia or Immersed, or Immersed, will achieve any stated expectations. The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Accounting Oversight Board and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by Maquia relating to the proposed Business Combination and the proxy statement/prospectus contained therein. This Presentation includes references to financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including the measures EBITDA and EBIT. A reconciliation of EBITDA to the nearest GAAP measure can be found in the Presentation. Any non-GAAP financial measures used in this Presentation are in addition to, and not meant to be considered superior to, or a substitute for, Immerseds financial statements prepared in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Companys financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review Immerseds audited financial statements, which will be presented in the preliminary proxy/ prospectus/consent solicitation statement to be filed with the SEC, and not rely on any single financial measure to evaluate Immerseds business. A reconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Immersed is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these Non-GAAP financial measures. This Presentation contains projected financial information with respect to Immersed. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Cautionary Statement Regarding Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

DISCLAIMER (Contd) Industry and Market Data In thds Presentation, Immersed relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither Maquia nor Immersed has independent ly verified the accuracy or completeness of any such third-party information. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the i nformation that may be reuied to make a fullanalysis of Immersed or the Business Combination. The recipient should make its own eqaGuation of mmersed and of teArlevance and adequa6 of t he inforation and sço0Wd ma´e suL™ oter stigations as it seems fecessary Trademarks and Copyright This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, or symbols, but Maquia and Immersed will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. In connection with the proposed business combination (the "Business Combination ), Maquia has filed with the SEC the Registration Statement, as amended, which includes a preliminary proxy statement/prospectus of Maquia and consent solicitation statement of Immersed, in connection with the Business Combination and related matters. After the Registration Statement is declared effective, Maquia and Immersed will mail a definitive proxy statement/prospectus and other relevant documents to their respective stockholders. This Presentation does not contain any information that should be considered by Maquia s or Immerseds stockholders concerning the transaction and is not intended to constitute the basis of any voting or investment decision in respect of the transaction or the securities of Maquia. Maquia s and Immerseds stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus/consent solicitation statement, and amendments thereto, and, when available, the definitive proxy statement/prospectus/consent solicitation statement in connection with Maquia s and Immersed solicitation of proxies for their stockholders meetings to be held to approve the Business Combination and related matters because the proxy statement/prospectus/consent solicitation statement contains important information about Maquia and Immersed and the proposed Business Combination. The definitive proxy statement/prospectus/consent solicitation statement will be mailed to stockholders of Maquia and Immersed as of a record date to be established for voting on the proposed Business Combination and related matters. Stockholders may obtain copies of the registration statement, proxy statement/prospectus/consent solicitation statement and all other relevant documents filed or that will be filed with the SEC by Immersed and Maquia, when available, without charge, at the SEC s website at www.sec.gov or by directing a request to: Maquia Capital Acquisition Corp., at https://maquiacapital.com/ or a written request to: Guillermo@maquiacapital.com. Additional Information and Where to Find It

DISCLAIMER (Contd) This Presentation is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction, neither is it intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. No Offer or Solicitation Participants in Solicitation This Presentation is not a solicitation of a proxy from any investor or securityholder. Maquia, Maquia Investments North America LLC (Maquia's Sponsor), Immersed and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Maquia's stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Maquia or Immersed in the proxy statement/prospectus/consent solicitation statement relating to the proposed Business Combination filed with the SEC. These documents may be obtained free of charge from the sources indicated below.

## TRANSACTION & MANAGEMENT OVERVIEW

Maquia Capital Acquisition Corporation ("MAQUIA") is a SPAC or blank-check vehicle, incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It listed its shares on the Nasdaq in May 2021, with $11.99M reported value in current cash in trust.*

FUEL VENTURE CAPITAL

Maquiacapita Acquisition Corporation

### INVESTMENT THESIS

- Targets that leverage SaaS, tech and big data to enhance productivity on user experience.
- Good level of governance with strong board leadership.
- Alternative business models and a diversification of revenue including hardware and software.
- A company that has a strong growth potential with a high level of scalability vs its peers.

**Maquia management team is comprised of seasoned Wall Street veterans and private equity professionals, bringing a combined work experience of 40+ years collectively and more than $750M Assets Under Management.**



### JEFF RANSDELL | CEO

A venture capitalist building a portfolio of exponential technology companies at Fuel Venture Capital, which he founded in 2016 after a career in private wealth management. Mr. Ransdell boasts a signature "founder focused, investor driven" mindset, shaped by his experience as a top executive of Bank of America Merrill Lynch.



### JERONIMO PERALTA | CFO

Served as Managing Partner and CIO for Maquia Capital since October 2020. From March 2013, Mr. Peralta has served as the Investment Director of a venture capital firm GC Capital. Bachelor's degree in Corporate Finance from the Universidad Anahuac, and a Master's degree in Business Administration from the Ipade Business School.



### GUILLERMO CRUZ | COO

Mr. Cruz formed Maquia Capital, an opportunistic private equity firm which manages investments in Mexico, the United States, and Latin America. Mr. Cruz has served as CEO and partner of the largest corporate governance consulting firm in Latin America in revenues. He holds an MSc in Finance from Harvard University.



### MAGGIE VO | CIO

More than a decade's finance experience in the public markets, analyzing and managing investments across a wide spectrum of asset classes. Ms. Vo has served as General Partner and Chief Investment Officer of Fuel Venture Capital, spearheading due diligence processes that determine prospective investments and capital deployment.

***As of 03/24/2024**

Co!pny Oi CONhENhS

COMPANY OVERVIEW 1

HIGHLIGHTS 2017 Founded in Austin, TX 21 EMPLOYEES Additional 45 contractors* 300+ Million Views across social media platforms*** $16,000,000 Raised to date** *As of 03/24/2024 **Since inception to 08/08/2023 ***Trailing 6 months ending 03/28/2024

# Talented Management and Development Team



**RENJI**
Founder & CEO/CTO
Forbes 30 under 30 (2021), Master's in AI from GT, Techstars Founder, lead Software Architect @ GreatBigStory.com (CNN)



**ROMEO**
Director of AI
Master's in AI from GT, Advisor for Udacity's Deep Learning Courses



**JOE**
VP of XR Development
Architect for the #1 non-gaming app on the Oculus Store, Techstars graduate



**ALBERTO**
VP of Web Infrastructure
10+ years in CTO positions at startups & large companies
High skilled in Cloud, Big Data, ML, DevOps and scalable architectures



**VIK**
Director of R&D
Photonics R&D @ MagicLeap
XR Researcher @ MIT Media Lab
Director of Engineering & AI @ $30B company



**TATSUYA**
Mac / Linux Developer
Created the world's fastest multi-monitor streaming tech for mobile platforms & Y Combinator graduate.



**MITU**
Test Engineer
8+ years of industry experience with a software test engineering focus, including maintaining stability on one of the top applications on the Meta Quest Store



**RYAN**
Head of Commercialization
Creator of a top thriving community in Meta's App Store
Managed non-profit client with 8,000+ members



**CALEB**
Director of Operations
8+ years of recruiting and building software engineering teams at Google, Facebook, and Indeed



**JOSH**
Head of Content
10+ years experience in creating product & content strategy
Amassed 30M+ views across content created



**PABLO**
CV / ML Developer
Built cutting edge hand pose-estimation tech, SLAM algorithms, and other AI tech.



**SCOTT**
Senior Windows Architect
30+ yrs of leading Operating System development teams.
Co-author of Windows 8 and Windows Phone for HP.

AT A GLANCE: 3 CORE BUSINESS LINES HARDWARE + Light-weight, sleek design for professionals on the go. + High quality alternative to the Apple Vision Pro at 1/4th the cost. + Fully functional XR device with industry leading text clarity. +In active development. AI-POWERED ASSISTANT + A knowledge workers Professional Assistant. + Comprehends and contextualizes your virtualized work experiences and offers you instant access to expert knowledge, proactive tasks, and personalized support. + Helps you with menial tasks in your virtual environment, allowing you to concentrate on higher-value tasks with less effort. +In active development. APPLICATION + Create multiple virtual screens with no extra hardware. + Collaborate in real-time as if in the same office. + Focus better in distraction-free workspaces – its noise canceling for your eyes. + Compatible with all industry leading headsets. Partnered with

Immersed Has Achieved Early Traction... 1,000,000+ Unique Users 87,000 Peak monthly active users, March 2024 1.5 MILENNIA Spent in Immersed since listing on the Meta Quest App Store 20 MILLION MINUTES Logged by users in Q1 2024 alone (equivalent to 173 work-years)

Enterprise Solution Immersed is the work app on the Meta Quest Store.* highest rated Meta Horizon Workrooms Immersed Note: Immersed not only has the highest reviews, but also the MOST amount of reviews, and the best 5 star to 1 star ratio. 2300+ Oculus Reviews 40+ hrs weekly average power-user usage 4.3 Star Rating *As of Q4 2023 time period ....With Strong, Positive Feedback

A TRULY GLOBAL BRAND 190 Countries and territories in the world adopted Immersed OVER 10,000 Cities across the globe TOP COUNTRIES By percentage of users Immersed has a diverse global reach. 44% 7% 5%

Strong Demand for Visor Headsets To-Date $500,000 In pre-orders in the 1st week 50,000 Target pre-orders within 1st year of launch 74% Of all pre-orders were for Premium Edition Powered by

WATCH VISOR IN ACTION Partnered with

NATIONAL PRESS COVERAGE “I did my expenses in VR and I liked it” Tech Crunch, 2023 Forbes, 30 Under 30, 2021 “Techstars alum Renji Bijoy is the founder of Immersed, which partnered with Facebook to build virtual reality offices..”

INVESTMENT HIGHLIGHTS 2

# INVESTMENT HIGHLIGHTS

1. **Widely used spatial computing productivity app**
   Top spatial computing app where users work 40-60+ hours a week.

2. **Unique product offering with potential massive scalability**
   Leveraging 6+ years of insights, we unite industry-leading software with hardware and AI to forge what we believe is the ultimate productivity arsenal for knowledge workers.

3. **Significant growth potential through strategic partnerships**
   + Substantial potential for robust expansion into the enterprise market via partnerships.
   + Experienced engineers from Meta, Microsoft, YC, Techstars, MIT, Georgia Tech, and MagicLeap.

4. **Scalable financial model**
   + Enterprise SaaS expected to drive revenue.
   + AI API expected to see significant growth as Immersed emerges as the virtual office for knowledge workers.

INDUSTRY OVERVIEW 3

ENTERPRISE COLLABORATION SOFTWARE SOURCE: Markets and Markets TOTAL ADDRESSABLE MARKET SERVICE ADDRESSABLE MARKET SERVICE OBTAINABLE MARKET With an increase in remote working here to stay, the enterprise collaboration software market presents a significant opportunity. Global Enterprise Collaboration by end of 2026 Global Enterprise Collaboration Global Enterprise Collaboration $85.8 BILLION TAM $17.2 BILLION SAM $1.7 BILLION SOM

COMPUTER MONITORS TOTAL ADDRESSABLE MARKET SERVICE ADDRESSABLE MARKET SERVICE OBTAINABLE MARKET The computer monitor market presents a robust and significant global market opportunity that we believe we are well placed to penetrate. Projected Computer Monitors Market, 2031 Computer Monitors Market Computer Monitors Market $76 BILLION TAM $15.2 BILLION SAM $1.5 BILLION SOM SOURCE: Allied Market Research

ARTIFICIAL INTELLIGENCE TOTAL ADDRESSABLE MARKET SERVICE ADDRESSABLE MARKET SERVICE OBTAINABLE MARKET The market for Artificial Intelligence is still in its infancy and is forecast to grow rapidly over the coming years, presenting an attractive market opportunity. Projected AI Market Size, 2031 AI Market Size AI Market Size $2 TRILLION TAM $400 BILLION SAM $40 BILLION SOM SOURCE: Next Move Strategy Consulting

CORPORATE TRAINING MARKET TOTAL ADDRESSABLE MARKET SERVICE ADDRESSABLE MARKET SERVICE OBTAINABLE MARKET With CAGR of 4.7%, we believe the global corporate training market presents another growing market opportunity for our software. Global Corporate Training Market Size Corporate Training Market Corporate Training Market $380.7 BILLION TAM $76.1 BILLION SAM $7.6 BILLION SOM SOURCE: The Business Research Company

THE GLOBAL VIRTUAL REALITY MARKET IS ALSO EXPANDING RAPIDLY A projected market size of $435.36 billion by 2030. Forecast growth, 2023-2030 $500billion $375billion $250billion $125billion $0billion 2023 2024 2025 2026 2027 2028 2029 2030 Growth rate per annum 448.6% 27.5% SOURCE: Grand View Research

THE GLOBAL COMMERCIAL DISPLAY MARKET A projected market size of $90.05 billion by 2030. Forecast growth, 2023-2030 $100billion $75billion $50billion $25billion $0billion 2023 2024 2025 2026 2027 2028 2029 2030 Growth rate per annum SOURCE: Grand View Research 59.7% 6.9%

FINANCIAL PROFILE 4

Fiscal Year Ended Revenue % growth EBITDA % margin EBIT % margin 219.4 2023A (5,507.3) (5,558.6) (2,510%) (2,534%) 12/31/2023 10,319.6 2024E (7,430.7) (7,494.4) (72%) 4,604% (73%) 12/31/2024 73,299.8 2025E 12,263.3 12,148.7 17% 610% 17% 12/31/2025 224,168.7 2026E 86,701.8 86,511.1 39% 206% 39% 12/31/2026 536,761.0 2027E 295,605.2 295,386.2 55% 139% 55% Fiscal year end date 12/31/2027 SOURCE: Grand View Research Unlevered Free Cash Flows A projected market size of $435.36B by 2030 Forecast growth, 2023-2030 Numbers in thousands (USD) 448.6% [1] [1] Both EBIT and EBITDA are non-GAAP metrics. Please see page 32 for a reconciliation of non-GAAP metrics

Public Comparables - Benchmarking Revenue CAGR (‘24-26) SOURCE: Factset, as of 04/05/2024 EV / Revenue (2025E) EV / Revenue / Growth (2025E)

Investing to Accelerate Growth: Anticipated Use of Funds PRODUCT DEVELOPMENT | 50% SALES, MARKETING & GROWTH | 25% GENERAL & ADMINISTRATIVE | 15% OPERATIONS | 5% CONTINGENCY | 5% + Technology enhancement & innovation + Sales team expansion + Marketing campaigns + Customer acquistion + Administrative staff + Legal & accounting + Office overheads + Daily business operations including facilities & equipment + Unexpected expenses or future opportunities.

TRANSACTION OVERVIEW 5

# TRANSACTION OVERVIEW

## TRANSACTION HIGHLIGHTS

+ Transaction valuation of the post-money public entity is $297M EV.
+ Equity value is assumed at $284M
+ 4mm seller earnout if Immersed has 65% if employee retention after 9 months after closing.
+ Transaction expected to close in Q2 2024
+ Existing Immersed shareholders anticipated to own 53% of the company on a proforma basis [1]
+ Additionally, the company expects to have a financing facility of at least $7mm at closing

## ESTIMATED SOURCES & USES

| SOURCES | ($M) |
|---|---|
| IMMERSED ROLLOVER | $150.0 |
| CASH IN TRUST [2] | 11.9 |
| PROCEEDS FROM PIPE | 3.1 |
| CONVERTIBLE NOTE [5] | 3.0 |
| **TOTAL** | **$168** |

| USES | ($M) |
|---|---|
| EQUITY TO IMMERSED | $150 |
| CASH - BALANCE SHEET | 13 |
| TRANSACTION EXPENSES | 5 |
| **TOTAL** | **$168** |

## PRO-FORMA OWNERSHIP [3]

- IMMERSED ROLLOVER EQUITY
- SPONSOR SHARES
- CONVERTIBLE NOTE INVESTORS
- PIPE INVESTORS
- PUBLIC SHAREHOLDERS
- IMMERSED EMPLOYEE SHARES


Sponsor Shares 14%
Convertible Note Investors 1%
Pipe Investors 12%
Public Shareholders 8%
Immersed Employee Shares 12%
Immersed Rollover Equity 53%

## PRO-FORMA VALUATION

| | |
|---|---|
| PF SHARES OUTSTANDING (M) [3] | 26.1 |
| SHARE PRICE ($) | 10.90 |
| **PF EQUITY VALUE ($M)** | **284.0** |
| (+) EXISTING DEBT ($M) | $0.00 |
| (-) PF CASH ($M) [4] ***Add pro-forma cash from Immersed balance** | $13.0 |
| **PF ENTERPRISE VALUE ($M)** | **$297.0** |

1. Figures assumes 100% rollover equity
2. Assumes no redemptions from Maquia's trust account
3. Includes ~13.7mm shares for Immersed shareholders, ~3.1mm shares for Immersed employee Shares, ~2.0mm shares for Public Shareholders, ~3.1mm shares for PIPE Investors, ~0.3mm shares for convertible note investors, ~3.8mm shares sponsor shares
4. Pro forma ownership of existing Immersed shareholders does not include 4 million earnout shares

4. Includes $x.xmm pre-existing Immersed cash as of December 2023
5. Reflects $3M convertible note provided by a crowdfunding campaign in WeFunder as a Pre-PIPE

Fiscal Year Ended Net Income EBITDA (-) Other Income (-) Gain/Loss - other (-) Interest Income (7.9) (203.8) (58.1) 4.9 14.1 40.4 11.0 (2,510%) (+) Tax Provision / (Benefit) (+) Interest Expense (+) Depreciation (+) Amortization Margin % 2023A Fiscal year end date 12/31/2023 Reconciliation of Non-GAAP Metrics ÕÉ Non-GAAP Êetrics NuÊbers in thousands (UÖD) (5,307.7) (5,507.3) [1]

Austin, TX April 2024 immersed.com Investor Presentation